                            JOINT FILING INFORMATION

Reporting Person:          STEPHEN C. FREIDHEIM

Address:                   399 PARK AVENUE, 39TH FLOOR
                           NEW YORK, NY 10022

Designated Filer:          STEPHEN C. FREIDHEIM

Issuer and Symbol:        CM FINANCE INC ("CMFN")

Date of Event
Requiring Statement:       2/5/2014

                           /s/ Stephen C. Freidheim
Signature:                 -----------------------------------------
                           Stephen C. Freidheim

Reporting Person:          CYRUS CAPITAL PARTNERS, L.P.

Address:                   399 PARK AVENUE, 39TH FLOOR
                           NEW YORK, NY 10022

Designated Filer:          STEPHEN C. FREIDHEIM

Issuer and Symbol:        CM FINANCE INC ("CMFN")

Date of Event
Requiring Statement:       2/5/2014

                           /s/ Stephen C. Freidheim, Manager of Cyrus Capital
                           Partners GP, L.L.C., the general partner of Cyrus
                           Capital Partners, L.P.
Signature:                 -----------------------------------------
                           Stephen C. Freidheim, Manager of Cyrus Capital
                           Partners GP, L.L.C., the general partner of Cyrus
                           Capital Partners, L.P.

Reporting Person:          CYRUS CAPITAL PARTNERS GP, L.L.C.

Address:                   399 PARK AVENUE, 39TH FLOOR
                           NEW YORK, NY 10022

Designated Filer:          STEPHEN C. FREIDHEIM

Issuer and Symbol:         CM FINANCE INC ("CMFN")

Date of Event
Requiring Statement:       2/5/2014

                           /s/ Stephen C. Freidheim, Manager of Cyrus Capital
                           Partners GP, L.L.C.
Signature:                 -----------------------------------------
                           Stephen C. Freidheim, Manager of Cyrus Capital
                           Partners GP, L.L.C.